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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 24, 2000


                              PREVIEW SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-28329
                            (Commission File Number)

                   DELAWARE                                   77-0485517
         (State or other jurisdiction of                   (I.R.S. Employer
          incorporation)                                   Identification No.)


                           1195 WEST FREMONT BOULEVARD
                           SUNNYVALE, CALIFORNIA 94087
             (Address of principal executive offices, with zip code)

                                 (408) 720-3500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On May 24, 2000, Preview Systems, Inc. announced that it had obtained additional stock sale restriction or "lock-up" agreements from its Chief Executive Officer, Chief Operating and Financial Officer, its directors and their affiliated funds and several venture capital investors. Collectively, this group of stockholders has agreed to not sell or dispose of 5,976,963 shares--approximately 35% of the outstanding company shares--until September 4, 2000, unless otherwise authorized by the company. This date extends the lock-up period by 90 days following the scheduled expiration date of the original lock-up agreements, which were executed in connection with Preview's initial public offering last December. Further details are set forth in the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS


                  99.1 Press Release dated May 24, 2000 announcing the execution of additional lock-up agreements by certain officers and investors in Preview Systems


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PREVIEW SYSTEMS, INC.


Date:  May 25, 2000           By:      /s/ G. Bradford Solso
                                   --------------------------------------------
                                   G. BRADFORD SOLSO
                                   CHIEF OPERATING AND FINANCIAL OFFICER